UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 18, 2008

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2008, the Board of Directors of Evergreen Energy Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee, appointed M. Richard Smith to the Board of Directors.  The Board has determined that Mr. Smith is “independent” within the meaning of NYSE Arca Equities Rule 5.3(k) and he has no material relationship or reportable transactions with the Company under Item 404(a) of Regulation S-K.  Mr. Smith is a thirty-six-year power industry engineering, management and merger and acquisition veteran, and the former president of Fossil Power at Bechtel Power Corporation.  At the present time, Mr. Smith does not serve on any standing committees of the Board.

Mr. Smith, as a non-employee director, participates in the standard non-employee director compensation arrangements described in the Company’s 2008 proxy statement. Consistent with the Company’s current policies, Mr. Smith received an option to purchase 50,000 shares of our common stock at an exercise price of $0.35 per share, the closing market price on November 18, 2008.  The options are immediately exercisable and expire on November 18, 2011.  In addition, Mr. Smith will receive $2,500 per day in a combination of stock and cash when he is providing consulting services to the Company.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On November 19, 2008, the Company issued a press release regarding the matters set forth in Item 5.02 of this Current Report.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated November 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: November 19, 2008	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

EVERGREEN ENERGY INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated November 19, 2008.